UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2021

CIIG MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39159	84-3142564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 29th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 796-4796

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	CIICU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	CIIC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	CIICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 19, 2021, CIIG Merger Corp. (“CIIG”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) contemplated by the Business Combination Agreement, dated as of November 18, 2020, by and among CIIG, Arrival Group (“Holdco”), Arrival S.à r.l. (“Arrival”), and ARSNL Merger Sub Inc. The Business Combination is described in the definitive proxy statement filed by CIIG with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2021 (the “Proxy Statement”) and incorporated herein by reference.

Present at the Special Meeting were holders of 19,935,844 shares of common stock, par value $0.0001 per share, of CIIG (“Common Stock”), in person or by proxy, representing approximately 62% of the voting power of the Common Stock as of February 16, 2021, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 32,343,750 shares of Common Stock issued and outstanding. 21,483 shares of Common Stock were redeemed in connection with the Special Meeting.

At the Special Meeting, CIIG’s stockholders voted on and approved the Business Combination Proposal, the Nasdaq Proposal and the Stockholder Adjournment Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Business Combination Proposal required the affirmative vote of the holders of at least a majority of all shares of Common Stock issued and outstanding as of the Record Date entitled to vote thereon at the Special Meeting. Each of the Nasdaq Proposal and the Adjournment Proposal required the affirmative vote of the holders of at least a majority of the shares of Common Stock entitled to vote thereon and voted, in person or by proxy, at the Special Meeting.

Set forth below are the final voting results for each of the proposals:

Business Combination Proposal

The Business Combination Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
19,889,335	32,212	14,297

Nasdaq Proposal

The Nasdaq Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
19,855,400	54,402	26,042

Stockholder Adjournment Proposal

The Stockholder Adjournment Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
19,770,992	63,280	101,572

Item 7.01. Regulation FD Disclosure.

CIIG expects the Business Combination to close on March 24, 2021 and Holdco’s ordinary shares and warrants to commence trading on the Nasdaq Global Select Market under the ticker symbols “ARVL” and “ARVLW,” respectively, on March 25, 2021.

Item 8.01. Other Events.

On March 19, 2021, CIIG issued a press release announcing the results of the Special Meeting. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release, dated March 19, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the benefits of the proposed transaction, the anticipated timing of the proposed transaction, the products offered by Arrival and the markets in which it operates, and Holdco’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CIIG’s securities, (ii) the risk that the transaction may not be completed by CIIG’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CIIG, (iii) the failure to satisfy the conditions to the consummation of the transactions, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the impact of COVID-19 on Arrival’s business and/or the ability of the parties to complete the transactions; (vii) the effect of the announcement or pendency of the transactions on Arrival’s business relationships, performance, and business generally, (viii) risks that the transactions disrupt current plans and operations of Arrival and potential difficulties in Arrival employee retention as a result of the transactions, (ix) the outcome of any legal proceedings that may be instituted against Holdco, Arrival or CIIG related to the Business Combination Agreement or the transactions, (x) the ability to maintain the listing of CIIG’s securities on the NASDAQ Stock Market, (xi) the price of CIIG’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Arrival operates, variations in performance across competitors, changes in laws and regulations affecting Arrival business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions, and identify and realize additional opportunities, (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Arrival operates, (xiv) the risk that Arrival and its current and future collaborators are unable to successfully develop and commercialize Arrival’s products or services, or experience significant delays in doing so, (xv) the risk that the post-combination company may never achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xviii) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk that the utilization of Microfactories will not provide the expected benefits due to, among other things, the inability to locate appropriate buildings to use as Microfactories, Microfactories needing a larger than anticipated factory footprint, and the inability of Arrival to deploy Microfactories in the anticipated time frame; (xx) the risk that the orders that have been placed for vehicles, including the order from UPS, are cancelled or modified; (xxi) the risk of product liability or regulatory lawsuits or proceedings relating to Arrival’s products and services; (xxii) the risk that Arrival is unable to secure or protect its intellectual property; and (xxiii) the risk that the post-combination company’s securities will not be approved for listing on the NASDAQ Stock Market or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CIIG’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed by CIIG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Holdco, Arrival and CIIG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Holdco, Arrival nor CIIG gives any assurance that either Holdco, Arrival or CIIG will achieve its expectations.

PRIIPs / Prospectus Regulation /IMPORTANT – EEA AND UK RETAIL INVESTORS

The Holdco Ordinary Shares to be issued by Holdco in the transactions are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 (this Regulation together with any implementing measures in any member state, the “Prospectus Regulation”). Consequently, no offer of securities to which this announcement relates, is made to any person in any Member State of the EEA which applies the Prospectus Regulation who are not qualified investors for the purposes of the Prospectus Regulation, is made in the EEA and no key information document required by Regulation (EU) No. 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the Holdco Ordinary Shares or otherwise making them available to retail investors in the EEA or in the UK will be prepared and therefore offering or selling the Holdco Ordinary Shares or otherwise making them available to any retail investor in the EEA or in the UK may be unlawful under the PRIIPs Regulation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2021

CIIG MERGER CORP.

By:	/s/ F. Peter Cuneo
Name: F. Peter Cuneo
Title: Chief Executive Officer and Chairman